Exhibit 10.3
WAIVER AND AMENDMENT NO. 4 TO CREDIT AGREEMENT
     This WAIVER AND AMENDMENT NO. 4 (this “Amendment”), dated as of February 9, 2010, to the Credit Agreement, dated as of October 30, 2007 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among FA SUB 3 LIMITED, a British Virgin Islands Business Company (the “Borrower”), GLG PARTNERS, INC. (formerly known as Freedom Acquisition Holdings, Inc.), a Delaware corporation (the “Parent”), FA SUB 1 LIMITED, a British Virgin Islands Business Company (“Holdco I”), FA SUB 2 LIMITED, a British Virgin Islands Business Company (“Holdco II”, and together with Holdco I, the “Holdcos”, and together with the Borrower and Parent, the “GLG Parties”), the financial institutions and other entities from time to time party thereto as lenders (the “Lenders”) and CITICORP USA, INC. as agent for the Lenders and as agent for the Secured Parties under the Collateral Documents (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Parent wishes to establish a subsidiary in Hong Kong (the “Hong Kong Subsidiary”) the Stock of which will be owned by GLG Partners Services Limited in its capacity as general partner of GLG Partners Services LP (“GPS LP”) to engage in the business of investment advisory, asset management and securities trading activities; and
     WHEREAS, the Parent may in the future establish one or more subsidiaries that will operate in Switzerland, the United Arab Emirates, and the People’s Republic of China (the “Designated Future Subsidiaries”, and, together with the Hong Kong Subsidiary, the “Designated New Subsidiaries”) to engage in the business of investment advisory, asset management and/or securities trading activities; and
     WHEREAS, the Lenders party to this Amendment (constituting the Requisite Lenders), the GLG Parties and the Administrative Agent have agreed, subject to certain limitations and conditions set forth below, to waive and amend certain provisions of the Credit Agreement in connection with the establishment of the Designated New Subsidiaries, as more specifically set forth below;
          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:
     Section 1. Definitions; Rules of Construction
     Except as otherwise expressly provided herein, capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and the rules of construction set forth in Sections 1.2 through 1.5 of the Credit Agreement shall apply to this Amendment.
     Section 2. Waiver and Amendment
     Each Lender party to this Amendment (each, a “Lender Party”):
     (a) waives compliance with Section 8.9 of the Credit Agreement in connection with any Investment by GPS LP in the Hong Kong Subsidiary;

     (b) waives compliance with Section 8.9 of the Credit Agreement in connection with any Investment by the Group Member that owns the Stock of a Designated Future Subsidiary (each, a “Parent Company”) in such Designated Future Subsidiary;
     (c) waives compliance with Section 8.3 of the Credit Agreement in connection with equity Investments by GPS LP in the Hong Kong Subsidiary in an amount not to exceed U.S. $2,500,000 in the aggregate to comply with the paid-up capital and liquid capital requirements of the Securities and Futures Commission of Hong Kong;
     (d) waives compliance with Section 8.3 of the Credit Agreement in connection with equity Investments by each Parent Company in the Designated Future Subsidiary owned by each Parent Company in an amount not to exceed U.S. $2,500,000 in the aggregate for each such Designated Future Subsidiary to comply with any applicable capital requirements imposed on such Designated Future Subsidiary by any Governmental Authority;
     (e) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with any Asset Sale by the Hong Kong Subsidiary to GPS LP of the Stock of the Hong Kong Subsidiary; and
     (f) waives compliance with Sections 8.4 and 8.9 of the Credit Agreement in connection with any Asset Sale by each Designated Future Subsidiary to its Parent Company of the Stock of such Designated Future Subsidiary.
     Section 3. Additional Amendment
     (a) Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions in its proper alphabetical order therein:
          “Amendment No. 4” means Amendment No. 4 to the Credit Agreement, dated as of February 9, 2010, among the Administrative Agent, the Borrower, the Parent, the Holdcos, the Subsidiary Guarantors and the Lenders party thereto.
          “Designated Future Subsidiary” means a Subsidiary of a Group Member operating in Switzerland, the United Arab Emirates or the People’s Republic of China and designated by the Borrower as a “Designated Future Subsidiary” pursuant to Section 8.20(d)(i) (Designated New Subsidiaries); provided, that there shall be no more than one “Designated Future Subsidiary” in each of Switzerland, the United Arab Emirates and the People’s Republic of China.
          “Designated New Subsidiary” means each Designated Future Subsidiary and the Hong Kong Subsidiary.
          “Hong Kong Subsidiary” means GLG Partners Hong Kong Limited, a company incorporated under the Companies Ordinance of Hong Kong whose company number is 24925.
          “Parent Company” means each Group Member that owns the Stock of a Designated New Subsidiary.

     (b) The definition of “Restricted Entity” set forth in Section 1.1. (Defined Terms) of the Credit Agreement is hereby amended by deleting clause (b) through to the proviso thereof and replacing it with the following:
     “(b) following the Closing Date, (i) any other Subsidiary of the Parent acquired or established in connection with a Permitted Acquisition and that is or becomes regulated by a Governmental Authority in the European Economic Area (a “Permitted Regulated Entity”), (ii) any other Subsidiary of the Parent that is established for the purpose of becoming regulated by a Governmental Authority that has jurisdiction over investment advisory, asset management, securities trading or similar business activities operating in Hong Kong, Switzerland, the United Arab Emirates or the People’s Republic of China (together with a Permitted Regulated Entity, “Regulated Entities”) or (iii) any other Subsidiary of the Parent that a Governmental Authority having jurisdiction over a Regulated Entity deems part of a consolidated group for the purposes of the consolidated supervision on a quantitative basis of one or more such Regulated Entities;”
     (c) Article VIII (Negative Covenants) of the Credit Agreement is hereby amended by inserting the following as a new Section 8.20:
     Section 8.20 Designated New Subsidiaries
     Notwithstanding anything contained in this Agreement to the contrary:
     (a) The Fair Market Value of Investments made by Group Members in any Designated New Subsidiary shall not at any time exceed U.S. $2,500,000 in the aggregate.
     (b) At no time shall any Parent Company cease to be a Loan Party and each Parent Company shall comply at all times with the requirements of Section 7.11(c) (Additional Collateral and Guaranties) with respect to the Stock and Stock Equivalents of each Designated New Subsidiary.
     (c) In the event that either (i) the Hong Kong Subsidiary does not become regulated by a Governmental Authority overseeing investment advisory, asset management and/or securities trading activities on or before the date 210 days after the Hong Kong Subsidiary becomes a Subsidiary of GLG Partners Services LP (or such later date as the Administrative Agent may agree) or (ii) at any time following the date that is 210 days after the Hong Kong Subsidiary becomes a Subsidiary of GLG Partners Services LP (or such later date as the Administrative Agent may agree), it ceases to be regulated by a Governmental Authority overseeing investment advisory, asset management and/or securities trading activities, the Hong Kong Subsidiary shall cease to be deemed a Restricted Entity and shall be required to fully comply with Section 7.11 (Additional Collateral and Guaranties).
     (d) Within 30 days (or such later time as may be agreed by the Administrative Agent) of the formation of any Designated Future Subsidiary, the GLG Parties shall cause to be delivered to the Administrative Agent: (i) a certificate of a Responsible Officer of the Borrower designating such Designated Future Subsidiary a

“Designated Future Subsidiary”, naming the Governmental Authority by which such Designated Future Subsidiary is, becomes, or is established for the purpose of becoming, regulated and stating the aggregate amount of equity Investments that must be made in such Designated Future Subsidiary by its Parent Company in order to comply with any applicable capital requirements imposed on such Designated Future Subsidiary by any Governmental Authority, (ii) a pledge agreement governed by the law of the jurisdiction in which such Designated Future Subsidiary was formed, duly executed by the Parent Company of such Designated Future Subsidiary, with respect to the Stock of such Designated Future Subsidiary, in form and substance satisfactory to the Administrative Agent, together with all certificates, instruments and other documents representing Pledged Stock and undated stock powers (or instruments of transfer, as applicable), with respect to the same, (iii) legal opinions, in form and substance satisfactory to the Administrative Agent, of counsel to the Loan Parties in the jurisdiction of the Designated Future Subsidiary and its Parent Company, in each case addressed to the Administrative Agent and the Lenders addressing such matters as the Administrative Agent may reasonably request and (iv) such other information that the Administrative Agent may request in its reasonable discretion.
     (e) If a Designated Future Subsidiary does not become regulated by a Governmental Authority with jurisdiction over investment advisory, asset management, securities trading or similar business activities operating in Switzerland, the United Arab Emirates or the People’s Republic of China, as applicable, on or before the date that is 210 days after the formation of such Designated Future Subsidiary, subject to extension by the Administrative Agent, such Designated Future Subsidiary shall (i) be dissolved as promptly as possible or (ii) cease to be deemed a Restricted Entity pursuant to the definition thereof (as amended) and shall be required to fully comply with Section 7.11 (Additional Collateral and Guaranties).
     Section 4. Conditions Precedent to Effectiveness
     This Amendment shall become effective when each of the following conditions precedent shall have been satisfied or duly waived (the “Effective Date”):
     (a) This Amendment shall have been executed and delivered by the GLG Parties and the Requisite Lenders.
     (b) The representations and warranties set forth in Section 5 hereof shall be true and correct as of the Effective Date.
     (c) The GLG Parties shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Effective Date including, without limitation, the fees set forth in Section 6 hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

     (d) The Administrative Agent shall have received: (i) a pledge agreement, duly executed by GPS LP, with respect to the Stock of the Hong Kong Subsidiary, in form and substance satisfactory to the Administrative Agent, together with all certificates, instruments and other documents representing Pledged Stock and undated stock powers (or instruments of transfer, as applicable), with respect to the same and (ii) a favorable opinion, in form and substance satisfactory to the Administrative Agent of counsel to the Loan Parties in the Cayman Islands and Hong Kong.
     Section 5. Representations and Warranties
     On and as of the Effective Date, after giving effect to this Amendment, the GLG Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:
     (a) this Amendment is within the power and authority of and has been duly authorized, executed and delivered by the GLG Parties;
     (b) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the GLG Parties, enforceable against the GLG Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
     (c) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, in the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Effective Date, in each case as if made on and as of the Effective Date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended and waived hereby;
     (d) no Default or Event of Default has occurred and is continuing or would result therefrom;
     (e) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any other Loan Document, in each case as amended or waived hereby (if applicable); and
     (f) subject to the approval of a license application, the Hong Kong Subsidiary will be regulated by the Securities and Futures Commission of Hong Kong and for this reason cannot be a Loan Party.

     Section 6. Fees and Expenses
     (a) The GLG Parties agree to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to all other Loan Documents).
     (b) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender consenting to this Amendment (other than the GLG Affiliate) from which the Administrative Agent shall have received (by facsimile or otherwise) an executed copy of this Amendment by 12:00 p.m. (New York time) on January 29, 2010 or such later date as the Administrative Agent and the Borrower may agree (each, a “Consenting Lender”), a fee equal to 0.02% of such Consenting Lender’s Commitment currently in effect.
     Section 7. Reference to the Effect on the Loan Documents
     (a) As of the Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
     (b) Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Arranger or the Administrative Agent under any of the Loan Documents, or constitute an amendment of any other provision of any of the Loan Documents for any purpose except as expressly set forth herein.
     (d) This Amendment is a Loan Document.
     Section 8. Execution in Counterparts
     This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 9. Consent of Guarantors
     Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).
     Section 10. Governing Law
     This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 11. Section Titles
     The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 12. Notices
     All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.
     Section 13. Severability
     The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 14. Successors
     The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 15. Waiver of Jury Trial
     EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
[Remainder of page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized signatories as of the day and year first above written.

FA SUB 3 LIMITED, as Borrower
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

Guarantors: GLG PARTNERS, INC., as Parent
By:	/s/ Alejandro San Miguel
	Name:	Alejandro San Miguel
	Title:	General Counsel & Corporate Secretary

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

FA SUB 1 LIMITED, as Holdco 1
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

FA SUB 2 LIMITED, as Holdco 2
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG FA SUB 4 LIMITED, as a Guarantor
By:	/s/ Victoria Parry
	Name:	Victoria Parry
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

MOUNT GARNET LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

KNOX PINES LTD., as a Guarantor
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS SERVICES LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

BETAPOINT CORPORATION, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS SERVICES LIMITED, acting as General Partner of GLG PARTNERS SERVICES LP, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS INTERNATIONAL (CAYMAN) LIMITED, as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS CORP., as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS SERVICES INTERNATIONAL LTD., as a Guarantor
By:	/s/ Leslie J. Schreyer
	Name:	Leslie J. Schreyer
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG HOLDINGS INC., as a Guarantor
By:	/s/ John C. Small
	Name:	John C. Small
	Title:	President

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG INC., as a Guarantor
By:	/s/ John C. Small
	Name:	John C. Small
	Title:	President

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS UK HOLDINGS LIMITED, as a Guarantor
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG PARTNERS UK GROUP LIMITED, as a Guarantor
By:	/s/ Emmanuel Roman
	Name:	Emmanuel Roman
	Title:	Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG FA SUB 5 S.À R.L, as a Guarantor
By:	/s/ Laurent Heilliger
	Name:	Laurent Heilliger
	Title:	Manager

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ Alexander Duka
	Name:	Alexander Duka
	Title:	Managing Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

CREDIT AGRICOLE CIB, as Lender
By:	/s/ Lee Browne
	Name:	Lee Browne
	Title:	Head of Client Service Unit

By:	/s/ Glen Barnes
	Name:	Glen Barnes
	Title:	Authorized Signatory

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

LEHMAN COMMERCIAL PAPER INC., as Lender
By:	/s/ Ashim Rao
	Name:	Ashim Rao
	Title:	Vice President

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

GLG FA SUB 5 S.À R.L, as Lender
By:	/s/ Laurent Heilliger
	Name:	Laurent Heilliger
	Title:	Manager

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]

THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), as Lender
By:	/s/ David Aldrich
	Name:	David Aldrich
	Title:	Managing Director

[SIGNATURE PAGE TO GLG WAIVER AND AMENDMENT #4]